UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2019

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of its stockholders (the “Annual Meeting”) on May 14, 2019. At the Annual Meeting, the stockholders voted on three proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2020 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) John A. Clerico	83,778,721	1,347,006	38,273	17,732,931
(b) Michael Dinkins	84,721,479	404,144	38,377	17,732,931
(c) James S. Ely III	84,631,003	494,770	38,227	17,732,931
(d) John A. Fry	83,974,812	1,150,558	38,630	17,732,931
(e) Tim L. Hingtgen	83,692,758	1,432,679	38,563	17,732,931
(f) Elizabeth T. Hirsch	84,373,357	758,960	31,683	17,732,931
(g) William Norris Jennings, M.D.	84,102,896	1,026,626	34,478	17,732,931
(h) K. Ranga Krishnan, MBBS	84,608,462	516,111	39,427	17,732,931
(i) Julia B. North	83,224,121	1,906,615	33,264	17,732,931
(j) Wayne T. Smith	83,571,607	1,217,417	374,976	17,732,931
(k) H. James Williams, Ph.D.	84,610,265	478,695	75,040	17,732,931

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
83,353,400	1,720,703	89,897	17,732,931

(3) The stockholders ratified the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountants for 2019:

For	Against	Abstain	Broker Non-Votes
100,764,035	1,831,770	301,126	n/a

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019	COMMUNITY HEALTH SYSTEMS, INC (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

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